4






             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                         FORM 8-K/A
                      (Amendment No. 1)

                       CURRENT REPORT


              Pursuant to Section 13 or 15 (d)
           of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)
                      January 23, 1996


               PIKEVILLE NATIONAL CORPORATION
   (Exact name of registrant as specified in its charter)

     Kentucky             0-11129            61-0979818
     (State or other    (Commission       (IRS Employer
     jurisdiction of    File Number)     Identification
     incorporation)                           No.)

     208 North Mayo Trail
     Pikeville, Kentucky                          41501
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code:
                      (606) 432-1414

                       Not Applicable
     (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This amendment to the Registrant's Form 8-K, for the event of January 23, 1996, reporting the change in the Registrant's certifying accountant, presents the letter from Crowe, Chizek and Company, filed as Exhibit 16, confirming the statements made in the original filing.

Exhibit 16.


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have received notification that the Pikeville National
Corporation Audit Committee has, subject to Board of Director approval, dismissed us as independent accountants for 1996. We have reviewed and agree with the comments in
Item 4 of Form 8-K of Pikeville National Corporation dated
January 29, 1996.

                              Crowe, Chizek and Company LLP

South Bend, Indiana
February 8, 1996



cc:  Mr. Richard M. Levy
     Chief Financial Officer
     Pikeville National Corporation

                         Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Pikeville National Corporation




February  13, 1996            By: Richard  M.Levy
                              Richard M. Levy
                              Executive Vice President
                              Chief Financial Officer